                                                                 APRIL 29, 2013


METLIFE SETTLEMENT PLUS(R), A VARIABLE INCOME ANNUITY ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.
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Money is allocated among the Income Annuity's available investment choices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the corresponding portfolios of the Metropolitan Series Fund ("Metropolitan Fund") and a Portfolio of the Met Investors Series Trust ("Met Investors Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus. This Contract is not available to new purchasers.

    MET INVESTORS FUND                 METROPOLITAN FUND
    ------------------                 -----------------
BLACKROCK LARGE CAP CORE    BARCLAYS AGGREGATE BOND INDEX (FORMERLY,
                             BARCLAYS CAPITAL AGGREGATE BOND INDEX)
METLIFE DEFENSIVE STRATEGY  BLACKROCK DIVERSIFIED
                            METLIFE STOCK INDEX
                            MFS(R) VALUE
                            T. ROWE PRICE LARGE CAP GROWTH

HOW TO LEARN MORE:

Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 29, 2013. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 28 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
Attn: MetLife Settlement Plus
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Phone: (800) 427-9409

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                                                                    METLIFE (R)



 INCOME ANNUITY
 This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the Portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.

 A WORD ABOUT INVESTMENT RISK:
 An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is NOT:
       .  a bank deposit or obligation;
       .  federally insured or guaranteed; or
       .  endorsed by any bank or other financial institution.

 TABLE OF CONTENTS

 IMPORTANT TERMS YOU SHOULD KNOW........................................  4
 TABLE OF EXPENSES......................................................  6
 METLIFE................................................................ 10
 METROPOLITAN LIFE SEPARATE ACCOUNT E................................... 10
 SETTLING YOUR CLAIM.................................................... 10
 THE INCOME ANNUITY..................................................... 11
 INVESTMENT CHOICES..................................................... 12
   Certain Payments We Receive with Regard to the Portfolios............ 13
   Income Payment Types................................................. 14
   Allocation of Purchase Payment....................................... 15
   Restrictions on Transfers............................................ 15
   The Value of Your Income Payments.................................... 17
     Initial Variable Income Payment.................................... 17
     Annuity Units...................................................... 17
     AIR as a Benchmark for Income Payments............................. 17
     Calculating Annuity Unit Values.................................... 18
   Contract Fee......................................................... 19
   Assignment Fee....................................................... 19
   Premium and Other Taxes.............................................. 19
   Charges.............................................................. 19
     Separate Account Charge............................................ 19
     Investment-Related Charge.......................................... 20
 GENERAL INFORMATION                                                     20
   Administration....................................................... 20
     Purchase Payments.................................................. 20
     Receiving Income Payments and Information.......................... 21
     Valuation -- Suspension of Payment................................. 21
   Advertising Performance.............................................. 21
   Changes to the Income Annuity........................................ 22
   Voting Rights........................................................ 22
   Who Sells the Income Annuity......................................... 23
   Purchases in Certain States.......................................... 24
   Financial Statements................................................. 25
   When We May Cancel the Income Annuity................................ 25
 FEDERAL TAX TREATMENT                                                   25
   Tax Treatment of Income Payments Received in Settlement of Personal
    Physical Injury Claims.............................................. 25
   A Defendant May Assign Its Obligation to Make Income Payments to You. 26
   Using the Income Annuity to Fund Qualified Assignments............... 26
   Owners Other than MTRGI.............................................. 27

LEGAL PROCEEDINGS.........................................................   27
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION.............   28
APPENDIX A -- PREMIUM TAX TABLE...........................................   29

The Income Annuity is not intended to be offered anywhere that it may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

                        IMPORTANT TERMS YOU SHOULD KNOW

ANNUITY UNITS

An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division on the day we receive all documents in good order. The resulting number of annuity units under the Income Annuity remains constant for the life of the Contract.

ANNUITY UNIT VALUE

We determine the value of annuity units as of the close of the Exchange (see definition below) for each investment division each day the Exchange (see definition below) is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under the Income Annuity, the AIR is the assumed percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.

CLAIM

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.

CONTRACT

A contract is the legal agreement between the Owner and MetLife. Although you are not the Owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than a contract which contains the relevant provisions of the Income Annuity. Throughout this Prospectus we refer to either a contract or a certificate as a contract.

DEFENDANT

The defendant is the person or entity you allege is responsible for your Claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your Claim or may also be a party to your Claim. For convenience, when we refer to the defendant, we also mean the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your MetLife Designated Office before submitting the form or request.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund or Met Investors Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office will handle the administration of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.

METLIFE TOWER RESOURCES GROUP, INC. (MTRGI)

MetLife Tower Resources Group, Inc. is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your Claim is assigned by the Defendant to MTRGI under a qualified assignment. MTRGI assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. MTRGI owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use MTRGI throughout this Prospectus when discussing assignments to MTRGI or any other MetLife affiliate.

OWNER

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your Claim. The owner exercises all rights of ownership. You are not the owner.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity and other MetLife products.

VARIABLE ANNUITY

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the Contract.

YOU (YOUR)

In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due under a settlement of a Claim.

   TABLE OF EXPENSES -- INCOME ANNUITY

  The following tables describe the expenses that apply to the Income Annuity. The first table describes charges that apply at the time of purchase of the Income Annuity. The tables do not show premium taxes (ranging from 1.0% to 3.5%, which are applicable only in certain jurisdictions -- see Appendix A) and other taxes which may apply.

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              CONTRACT OWNER TRANSACTION EXPENSES(1)....     NONE

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  The second table describes the fees and expenses that apply while the Income Annuity is held, but does not include fees and expenses for the Portfolios.

  Separate Account Charge (as a percentage of the value we
    have designated in the investment divisions to generate       Current and Maximum
    income payments)(2).....................................   Guaranteed Charge: 1.25%

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  The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, for the Income Annuity. Certain Portfolios may impose a redemption fee in the future. More details concerning the Metropolitan Fund and Met Investors Fund fees and expenses are contained in their respective prospectuses.

                                                             MINIMUM MAXIMUM
                                                             ------- -------
TOTAL ANNUAL MET INVESTORS FUND AND METROPOLITAN FUND         0.28%   0.73%
OPERATING EXPENSES AS OF DECEMBER 31, 2012
(expenses that are deducted from Fund assets, including
management fees, distribution and/or service (12b-1)
fees, and other expenses)...................................

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/1/ Prior to the purchase of an Income Annuity, a one time Contract fee of $350 is paid to us from the amount that the Defendant makes available under the Structured Settlement. In addition, prior to the purchase of an Income Annuity, a one time assignment fee of $750 is paid to MTRGI or one of our other affiliates when the Defendant assigns its liability to make payments to you under the Structured Settlement. This $750 is also deducted from the amount that the Defendant makes available under the Structured Settlement.
/2/ We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large Cap Core Portfolio.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the underlying fund prospectus for more information.


EXAMPLES
  This example is intended to help you compare the cost of the Income Annuity with the cost of other variable annuity contracts. These costs include the Separate Account and other costs incurred while holding the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE.
This example shows the dollar amount of expenses on a $10,000 investment for the time periods indicated. The example assumes the minimum or maximum fees and expenses of any of the Portfolios and a 5% annual return on assets and a 3% AIR. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Actual costs may be higher or lower.

                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
         --------------------------------------------------------------
         Maximum.......................  $203   $627    $1077   $2323
         Minimum.......................  $157   $487    $ 840   $1834

ANNUITY UNIT VALUES

This table shows the change in the Annuity Unit Values for each investment division. The information has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Income Annuity with an AIR of 3% and the second table shows the Income Annuity with an AIR of 5%.

TABLE I (3% AIR)


                                                              BEGINNING                NUMBER OF
                                                               OF YEAR    END OF YEAR   ANNUITY
                                                             ANNUITY UNIT ANNUITY UNIT UNITS END
INVESTMENT DIVISION                                     YEAR    VALUE        VALUE      OF YEAR
Barclays Capital Aggregate Bond Index Investment
  Division (4/30/2012)                                  2012     1.09         1.08     117,055.46

BlackRock Diversified Investment Division (4/30/2012)   2012     0.92         0.93      98,438.45

BlackRock Large Cap Core Investment Division
  (4/30/2012)                                           2012     0.83         0.81      99,261.22

MetLife Defensive Strategy Investment Division
  (4/30/2012)                                           2012    10.57        10.78           0.00

MetLife Stock Index Investment Division (4/30/2012)     2012     0.88         0.88     427,301.03

MFS(R) Value Investment Division (4/30/2012)            2012     0.78         0.79     252,651.72

T. Rowe Price Large Cap Growth Investment Division
  (4/30/2012)                                           2012     1.01         0.98     340,133.06


TABLE II (5% AIR)

                                                              BEGINNING                NUMBER OF
                                                               OF YEAR    END OF YEAR   ANNUITY
                                                             ANNUITY UNIT ANNUITY UNIT UNITS END
INVESTMENT DIVISION                                     YEAR    VALUE        VALUE      OF YEAR
Barclays Aggregate Bond Index Investment Division       2003    10.48        10.22      73,957.00
                                                        2004    10.22        10.00      97,625.70
                                                        2005    10.00         9.60     109,194.76
                                                        2006     9.60         9.41     107,502.62
                                                        2007     9.41         9.45     108,036.55
                                                        2008     9.45         9.42     109,659.06
                                                        2009     9.42         9.32     107,221.58
                                                        2010     9.32         9.30     107,303.80
                                                        2011     9.30         9.40     110,446.54
                                                        2012     9.40         9.19     117,055.46

BlackRock Diversified Investment Division               2003     6.74         7.64      82,706.41
                                                        2004     7.64         7.80     100,207.39
                                                        2005     7.80         7.56     108,269.95
                                                        2006     7.56         7.86     106,536.97
                                                        2007     7.86         7.83     107,251.06
                                                        2008     7.83         5.54     107,207.02
                                                        2009     5.54         6.11     103,306.16
                                                        2010     6.11         6.30     100,033.36
                                                        2011     6.30         6.15     100,231.76
                                                        2012     6.15         6.50      98,438.45

BlackRock Large Cap Core Investment Division*           2007     6.63         6.49     102,288.48
                                                        2008     6.49         3.83     102,601.46
                                                        2009     3.83         4.31     100,014.86
                                                        2010     4.31         4.57      96,828.98
                                                        2011     4.57         4.32     100,144.67
                                                        2012     4.32         4.62      99,261.22

BlackRock Large Cap Investment Division (formerly
  BlackRock Investment Trust)                           2003     4.84         5.93      84,637.24
                                                        2004     5.93         6.18     100,549.09
                                                        2005     6.18         6.03     103,931.97
                                                        2006     6.03         6.47     102,125.94
                                                        2007     6.47         6.69           0.00

MetLife Defensive Strategy Investment Division
  (4/30/2012)                                           2012     9.15         9.21           0.00

MetLife Stock Index Investment Division                 2003     5.23         6.31     288,363.63
                                                        2004     6.31         6.56     340,227.55
                                                        2005     6.56         6.45     363,167.99
                                                        2006     6.45         7.01     398,859.37
                                                        2007     7.01         6.94     437,798.68
                                                        2008     6.94         4.10     452,953.41
                                                        2009     4.10         4.87     448,413.87
                                                        2010     4.87         5.26     436,745.14
                                                        2011     5.26         5.04     434,377.72
                                                        2012     5.04         5.49     427,301.03

MFS(R) Value Investment Division                        2003     7.53         8.89     157,224.04
                                                        2004     8.89         9.31     219,544.93
                                                        2005     9.31         8.64     242,076.73
                                                        2006     8.64         9.60     245,771.10
                                                        2007     9.60         8.68     251,298.56
                                                        2008     8.68         5.43     439,915.93
                                                        2009     5.43         6.17     244,661.17
                                                        2010     6.17         6.47     241,276.21
                                                        2011     6.47         6.14     253,145.39
                                                        2012     6.14         6.73     252,651.72

T. Rowe Price Large Cap Growth Investment Division      2003     6.11         7.52     261,237.16
                                                        2004     7.52         7.77     304,857.38
                                                        2005     7.77         7.79     339,785.89
                                                        2006     7.79         8.30     336,340.82
                                                        2007     8.30         8.54     346,564.70
                                                        2008     8.54         4.66     344,144.44
                                                        2009     4.66         6.30     354,722.11
                                                        2010     6.30         6.93     346,742.05
                                                        2011     6.93         6.45     354,798.19
                                                        2012     6.45         7.21     340,133.06

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/a/ The assets of BlackRock Large Cap Investment Division of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Annuity unit values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

* We are waiving a portion of the Separate Account charge for the investment division investing in the BlackRock Large Cap Core Portfolio.

Please see the "Table of Expenses" for more information.

METLIFE

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.

METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some other of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All of the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Income Annuity issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

SETTLING YOUR CLAIM

If you have brought a Claim for personal physical injury or physical sickness (sometimes you are called the claimant or plaintiff), your Claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the Defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a Contract between you and the Defendant based on your mutual agreement (a "settlement agreement") or in an order issued by a court or administrative tribunal ("judgment").

Customarily, as part of the Structured Settlement, the Defendant will be released from any further liability related to the Claim provided that you receive future income payments at the specified times. Often the Defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.

When the liability is assigned to another person or company, the assignee will purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. MTRGI (or other assignee) is the Owner of the Income Annuity. As the Owner, MTRGI has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments. In the case of the assignee's insolvency or bankruptcy, you may be entitled to continue to receive the income payments under the Income Annuity, depending on the terms of your qualified assignment.

You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

THE INCOME ANNUITY

This Income Annuity can be designed to provide you with a stream of payments that is customized to meet your anticipated income needs. This includes payments for your lifetime or over a specified period. It is a "variable" annuity because the amount of each income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, your income payment amount is at risk. The degree of risk will depend on the investment divisions selected. The Annuity Unit Value for each investment division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.

The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such personal factors such as your age, your sex (where permitted by state law), the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.

Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. The Fixed Income Option is not described in this Prospectus although we occasionally refer to it. The Income Annuity is not available to new purchasers.

INVESTMENT CHOICES

The Metropolitan Fund and Met Investors Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The class of shares available to the Income Annuity does not impose any 12b-1 Plan fees.

The investment choices are listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the Fund prospectus for more information regarding the Portfolios' investment objectives and investment practices of each Portfolio. Since your variable income payments are subject to risks associated with investing in stocks and bonds, your income payments based on amounts allocated to the investment divisions may go down as well as up.

The current Portfolios are listed below, along with their investment managers and sub-investment managers:

                                                            INVESTMENT
                                                      MANAGER/SUB-INVESTMENT
        PORTFOLIO            INVESTMENT OBJECTIVE            MANAGER
        ---------            --------------------     ----------------------
   MET INVESTORS SERIES
     TRUST -- CLASS A
 BlackRock Large Cap Core  Seeks long-term capital   MetLife Advisers, LLC
        Portfolio          growth.                   Sub-Investment Manager:
                                                     BlackRock Advisors, LLC
    MetLife Defensive      Seeks to provide a high   MetLife Adviser's, LLC
    Strategy Portfolio     level of current income
                           with growth of capital,
                           a secondary objective.
 METROPOLITAN SERIES FUND
        -- CLASS A
 Barclays Aggregate Bond   Seeks to track the        MetLife Advisers, LLC
     Index Portfolio       performance of the        Sub-Investment Manager:
                           Barclays U.S. Aggregate   MetLife Investment
                           Bond Index.               Management, LLC
  BlackRock Diversified    Seeks high total return   MetLife Advisers, LLC
        Portfolio          while attempting to       Sub-Investment Manager:
                           limit investment risk     BlackRock Advisors, LLC
                           and preserve capital.
   MetLife Stock Index     Seeks to track the        MetLife Advisers, LLC
        Portfolio          performance of the        Sub-Investment Manager:
                           Standard & Poor's 500(R)  MetLife Investment
                           Composite Stock Price     Management, LLC
                           Index.
  MFS(R) Value Portfolio   Seeks capital             MetLife Advisers, LLC
                           appreciation.             Sub-Investment Manager:
                                                     Massachusetts Financial
                                                     Services Company
 T. Rowe Price Large Cap   Seeks long-term growth    MetLife Advisers, LLC
     Growth Portfolio      of capital and,           Sub-Investment Manager:
                           secondarily, dividend     T. Rowe Price Associates,
                           income.                   Inc.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIO

The MetLife Defensive Strategy Portfolio, also known as the "asset allocation portfolio", is a "fund of funds" Portfolio that invests substantially all of its assets in other portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, this asset allocation portfolio will bear its pro rata share of the fees and expenses incurred by the underlying portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of the Portfolio. The expense level will vary over time, depending on the mix of underlying portfolios in which the MetLife Defensive Strategy Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in this asset allocation portfolio.

However, not all of the underlying portfolios are available under the Income Annuity.

We reserve the right to limit the number of investment divisions to which your settlement can be allocated.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS. The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund and Met Investors Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. There are no transaction expenses (I.E., front-end sales or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

The Metropolitan Fund and Met Investors Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the Fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for Metropolitan Fund and Met Investors Fund.

In addition, the Metropolitan Fund and Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Because your income payments are based upon the investment experience of the Portfolios, you bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the manager makes a profit with respect to the advisory fees it receives from the Portfolio. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the "Table of Expenses" for information on the management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

PORTFOLIO SELECTION. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF DECLINE IN INCOME PAYMENTS RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS.

INCOME PAYMENT TYPES

Currently, we provide a wide variety of income payment types.

Your income payment amount will depend in large part on the type of income payment type chosen under the terms of the Structured Settlement agreement. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guaranteed Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition to the extent the income payment types have a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. For example, if a "Lifetime Income Annuity for Two" is selected, your income payments will typically be lower than if a "Lifetime Income Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and the frequency with which you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides or where required by law. For this purpose, the commuted value will be determined as the present value of all benefit payments that would be payable during the guarantee period, discounted at the assumed investment return (described later in the prospectus) and valued using the Annuity Unit Value(s) as of the date of death and the number of Annuity Units for each investment division shown in the specifications pages of the Contract.

We reserve the right to limit the income payment types offered in connection with a settlement. For example, we may refuse to issue variable annuities with guarantee periods or with joint annuitants unless the payment stream begins within one payment period of the issue date of the Income Annuity (e.g., within one month of the issue date in the case of monthly income payments; within three months of the issue date in the case of quarterly payments; and within six months of the issue date in the case of semi-annual payments; and within twelve months of the issue date in the case of annual payments).

Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

    .  The amount of income you need;
    .  The amount you expect to receive from other sources;
    . The growth potential of other investments; and . How long you would like your income to last.

The following income payment types are available:

Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guaranteed Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition to the extent the income payment types have a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as you are living. Upon your death, payments stop.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as you are living but is guaranteed to be paid for a number of years. If you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. No payments are made once the guarantee period has expired and you are no longer living.

LIFETIME WITH NON-GUARANTEE PERIOD ANNUITY: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as you and another person are alive. After one of you dies, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both of you are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as you and another person are alive, but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both of you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. If one of you dies after the guarantee period has expired, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both of you are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 1 to 40 years. If you die before the end of the guarantee period, payments are made to your beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type.

ALLOCATION OF PURCHASE PAYMENT

Money is allocated among the Fixed Income Option and the investment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. Once an allocation is chosen it may not be changed. Fixed periodic payments under the settlement agreement may be assigned under a separate qualified assignment agreement and may be funded using an income annuity contract other than the one described in this Prospectus.

REALLOCATIONS: You are not permitted to make reallocations of your income payment between the investment divisions or between the Fixed Income Option and the investment divisions.

RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATION: Frequent requests from Contract owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the contracts (E.G., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield portfolios and we monitor transfer/reallocation activity in those Portfolios (the "Monitored Portfolios"). None of the Monitored Portfolios are available under the Income Annuity.

We do not believe that other Portfolios (like those available under the Contract) present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent tranfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/annuitant to engage in frequent tranfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent tranfers/reallocations transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered in a written agreement, as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific Contract Owners who violate the frequent tranfer/reallocation policies established by the Portfolio.

In addition, Contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent tranfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large tranfers/reallocations, we may impose restrictions similar to those with respect to frequent tranfers/reallocations.

THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units credited to the Contract Owner. IT IS NOT THE AMOUNT OF YOUR ACTUAL FIRST VARIABLE INCOME PAYMENT UNLESS YOUR FIRST INCOME PAYMENT HAPPENS TO BE WITHIN 10 DAYS AFTER WE ISSUE THE INCOME ANNUITY.

ANNUITY UNITS

Annuity units are credited for that portion of the purchase payment allocated to an investment division on the day we receive all documents in good order. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase payment by the Contract fee, assignment fee, if applicable, and premium taxes, if applicable. We then compute an initial variable income payment amount using the net purchase payment the AIR, the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment allocated to an investment division by the investment division's Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS; ASSUME THE FOLLOWING:

..   We calculate an initial variable income payment based on the AIR, income payment type, and the age and sex of the measuring lives and the amount of the net purchase payment and the first income payment date as specified in the Structured Settlement (For example, if we assume that the AIR, income payment type, age and sex of the measuring lives results in a purchase rate of $100 and the net purchase payment is $100,000, the initial variable income payment is $1,000. $100,000 / $100 = $1,000);

..   The Structured Settlement provides that this $1,000 is allocated in equal amounts to two investment divisions (e.g., $500 to each); and

..   On the day we receive all documents in good order and issue the Contract, the annuity unit values for investment division A is $10.00 and for investment division B is $12.50.

We credit the Income Annuity with annuity units as follows:

  $500 / 10.00 = 50 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION A $500 / 12.50 = 40 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION B

Then, when we calculate your variable income payment, we multiply the number of annuity units by the current annuity unit value. See the example under "Calculating Annuity Unit Values."

AIR AS A BENCHMARK FOR INCOME PAYMENTS

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The current Contract AIR is 3%. A Contract could also reflect a different AIR negotiated by the parties to the Structured Settlement. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience for the chosen investment divisions (for the time period between the payments) for the underlying Portfolios minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date or on the contract's issue date, if later than the income payment date.

THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS
If the net investment experience:        Your variable income
                                         payment will (relative to
                                         the previous income
                                         payment):
                    Exceeds the AIR           Increase
                    Equals the AIR            Stay the Same
                    Is less than the AIR      Decrease

EXAMPLE FOR A 3% AIR

Assume that the initial variable income payment for an investment division is $1,000. And, one year later when we calculate your actual first income payment the investment experience for the underlying Portfolio (minus the Separate Account charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,067.96. The percentage change between the initial variable income payment and your next income payment is a 6.8% INCREASE.

However, assume instead that the investment experience for the underlying Portfolio (minus the Separate Account charge) is down 10% (does not exceed the AIR). Your next variable income payment is $873.79. Note that the percentage change between the initial variable income payment and your next income payment is a 12.6% DECREASE.

CALCULATING ANNUITY UNIT VALUES

We separately determine the annuity unit value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the Owner 30 days' notice.

This is how we calculate the annuity unit value for each investment division:

..   First, we determine the change in investment experience (which reflects the deductions for any investment- related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

..   Then, we multiply by an adjustment based on the AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

Assume the following:

    .  Yesterday's Annuity Unit Value was $10.20;

    . The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is 1.02 (up 2%);

    .  The daily equivalent of the Separate Account charge is .000034035; and,

    .  The daily equivalent of the adjustment for a 3% AIR is .99991902.

The new Annuity Unit Value is:
  (1.02 - .000034035) X .99991902 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:
  (.98 - .000034035) X .99991902 X $10.20 = $9.99

CONTRACT FEE

Aone time $350 Contract fee is taken from the amount made available by the Defendant for the Structured Settlement before an Income Annuity is purchased. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.

ASSIGNMENT FEE

If the Income Annuity is purchased by MTRGI, there is a one time assignment fee of $750. The fee is deducted from the amount made available by the Defendant for the Structured Settlement only if the obligation to pay you is assigned to MTRGI. This charge covers MTRGI's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the Owner of the Income Annuity.

PREMIUM AND OTHER TAXES

Some jurisdictions tax purchase payments for the Income Annuity. We deduct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).

A chart in "Appendix A" shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes.

We reserve the right to reduce income payments to you and/or your beneficiary or surviving annuitant to pay generation skipping transfer taxes or similar taxes chargeable to the Income Annuity or chargeable to income payments made under the Income Annuity.

CHARGES

There are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

..   Separate Account charge; and

..   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges as part of the calculation of Annuity Unit Value.

SEPARATE ACCOUNT CHARGE

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The class of shares available to the Income Annuity does not have 12b-1 Plan fees, which pay for distribution expenses. The percentage paid for the investment-related charge depends on the selected investment divisions. Amounts for each investment division for the previous year are listed in the "Table of Expenses -- Income Annuity".

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

The purchase payment is sent by check, cashier's check or certified check or wire made payable to "MetLife" by regular mail to MetLife, PO Box 7700, Philadelphia, PA 19101-7700 or by overnight mail to MetLife, 101 N. Independence Mall E, Lockbox 7700, Philadelphia, PA 19106. We do not accept cash, money orders or traveler's checks. We will provide all necessary forms. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. We must have all documents in good order to credit the purchase payment. If the purchase payment is sent to an address other than the one we have designated for receipt of such purchase payments, we may return the purchase payment, or there may be a delay in applying the purchase payment to the Contract.

Purchase payments are effective and valued as of the close of the Exchange, on the day we receive them in good order at the MetLife Designated Office, except when they are received:

..   On a day when the Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit the initial purchase payment under the Income Annuity within two days after its receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether or not they agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.

Alternatively, we may agree with the purchaser that the purchase payment will be used to purchase an insurance contract until such time as the documents are received in good order. The insurance contract will credit a fixed interest rate which will be adjusted quarterly.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

RECEIVING INCOME PAYMENTS AND INFORMATION

Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. Lump sum income payments are paid only from the Fixed Income Option.

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

We reserve the right to suspend or postpone payment of an income payment when:

    . rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

    . during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may demonstrate performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized.

ANNUALIZED CHANGE IN ANNUITY VALUE (I.E., AVERAGE ANNUAL TOTAL RETURN) calculations reflect the Separate Account charge and the 3% AIR. These figures also assume a steady annual rate of return. The average annual total return calculations are since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity.

We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $1,000) over a specified period based on historical net asset values of the Portfolios and historical Annuity Unit Values. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge.

We may assume that the Income Annuity was in existence prior to the inception date of the investment divisions in the Separate Account that fund the Income Annuity. We calculate performance based on the historical performance of the underlying Portfolio for the period. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions which reflect deduction of the Separate Account charge and investment-related charge only when accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

CHANGES TO THE INCOME ANNUITY

We have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

..   Operate the Separate Account in any form permitted by law.

..   Take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

..   Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

..   Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the shares of another class of the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Income Annuity.

..   Make any necessary technical changes in the Income Annuity in order to conform with any of the above- described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the Owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, the Owner has voting interests under the Income Annuity concerning Metropolitan Fund or Met Investors Fund proposals that are subject to a shareholder vote. Therefore, the Owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where MTRGI is the Owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. The effect of this proportional voting is that a small number of Contract owners may control the outcome of a vote. Shares of the Metropolitan Fund or Met Investors Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

..   For which voting instructions are received, and

..   That are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Income Annuity (e.g., commissions payable to the retail broker-dealers who sell the Income Annuity, including our affiliated broker-dealer). MLIDC does not retain any fees under the Income Annuity.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Income Annuity is sold primarily through registered broker-dealers. The commissions paid by the principal underwriter and distributor range from 0% to 5% of the purchase payment (without regard to any additional amounts earned in an insurance contract prior to the time documentation is received in good order), less the Contract Fee and the Assignment Fee, if any.

MLIDC pays compensation for the sale of Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. A broker-dealer or its sales representative of a broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product or another product provider due to differing compensation rates. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

The Income Annuity is also sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Income Annuity. MSI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is also a member of FINRA. MSI is paid a commission of 0% to 5% of the purchase payment (without regard to any additional amounts earned in an insurance contract prior to the time documentation is received in good order less the Contract Fee and Assessment Fee, if any). MetLife sales representatives receive all or a portion of MSI's sales commissions.

Our sales representatives and their managers may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's account value, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Sales representatives and their managers may also be eligible for various non-cash compensation programs, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation.

The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

ADDITIONAL COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements with a variety of agents, brokers, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale of MetLife products (each an "Intermediary"). If you purchase a MetLife product through an Intermediary, MetLife may pay the Intermediary base commission and other forms of compensation for the sale, renewal and/or administration of MetLife products, or remit compensation to the Intermediary on your behalf. Compensation may include payments, commissions, fees, awards, overrides, bonuses, supplemental compensation, loans, gifts, prizes, stock options or any other form of valuable consideration. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements). Questions regarding Intermediary compensation can be directed to ask4met@metlife.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET (275-4638). The prospect of receiving, or the receipt of, additional compensation as described above may provide Intermediaries with an incentive to favor sales of MetLife products.

PURCHASES IN CERTAIN STATES

Although we may generally not cancel the Income Annuity, the Owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York, Massachusetts or North Carolina.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE MAY CANCEL THE INCOME ANNUITY

We reserve the right to cancel the Income Annuity and pay its then current replacement cost (less applicable taxes and fees) if we are notified in writing of a determination by the Internal Revenue Service that any portion of the settlement proceeds applied to the purchase of the Income Annuity are includable in your taxable income or your beneficiary's taxable income.

FEDERAL TAX TREATMENT

The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a Claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a Claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a Claim.

The Structured Settlement is an arrangement between you, the Defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the Claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any decision you and other parties make to settle your Claim and to have income payments to you funded by an Income Annuity.

Estate tax and generation skipping transfer taxes or similar taxes may apply to the remaining stream of income payments on your death. Consult your tax advisor. To the extent permitted under the Federal income tax laws, we may Claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

TAX TREATMENT OF INCOME PAYMENTS RECEIVED IN SETTLEMENT OF PERSONAL PHYSICAL INJURY CLAIMS

Section 104(a)(2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. However, such exclusion does not apply to amounts received as punitive damages or amounts attributable to previously deducted medical expenses. These non-qualifying amounts cannot be included in an assignment of a structured settlement obligation. For amounts excludable under Section 104(a)(2), the tax "exclusion applies whether the amounts are paid in a lump sum or as periodic payments."

If the Income Annuity will be used to provide periodic payments to you as a result of your Claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by MTRGI.

We take no responsibility for determining if payments made to you as a result of a Claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

A DEFENDANT MAY ASSIGN ITS OBLIGATION TO MAKE INCOME PAYMENTS TO YOU

Pursuant to Section 130 of the Code, the Defendant or the Defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be MTRGI. The assignment by the Defendant to MTRGI of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:

..   The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);

..   MTRGI assumes the liability to make payments to you from a party to the suit or the Structured Settlement;

..   The income payments that will be made to you are fixed and determinable as to amount and time of payment;

..   You cannot accelerate, defer, increase, or decrease your income payments;

..   The amount MTRGI is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to MTRGI; and

..   The income payments to you are excludable from your gross income under
    Section 104(a)(1) or (2) of the Code.

If these requirements are satisfied, and the assignment to MTRGI is treated as a "qualified assignment," the Defendant may deduct the full payment it makes to MTRGI in the year in which the payment is made. In addition, if these requirements are satisfied and MTRGI purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment MTRGI receives from the Defendant will be excluded from MTRGI's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.

USING THE INCOME ANNUITY TO FUND QUALIFIED ASSIGNMENTS

If you and the Defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.

The Internal Revenue Service (IRS) has issued a private letter ruling to Metropolitan Life and Annuity Company ("MIAC"), a former subsidiary of MetLife, as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a fixed income option. In the private letter ruling, the IRS determined, among other things, that:

..   Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and

..   A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.

..   If you, the Owner and the Defendant agree, you may be granted a security interest in the Income Annuity. Merely granting a security interest in the Income Annuity to you will not cause the assignment to fail to qualify as a qualified funding asset within the meaning of Section 130 of the Code.

..   MIAC merged into Metropolitan Tower Life Insurance Company as of October 8,
    2004. Subsequent to that date, MTRGI, a subsidiary of MetLife will generally accept qualified assignments in place of MIAC. However, we reserve the right to designate another affiliate of MetLife to accept assignments that use this annuity. Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a Claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Transfers may not be made between investment divisions or into or out of the Fixed Income Option due to the requirements of the Federal law with respect to the receipt of periodic payments intended to be excludable from the recipient's income under Section 104(a)(1) or 104(a)(2) of the Code.

OWNERS OTHER THAN MTRGI

Entities (such as corporations) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.

In general, under Section 72(u) of the Code, if an annuity Contract is owned by a non-natural person, the Contract is not treated as an annuity for income tax purposes and the income under the Contract is treated as ordinary income received or accrued by the Owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a Contract satisfies one of these exceptions, the income under the Contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                   PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....   2

PRINCIPAL UNDERWRITER.............................   2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.   2

EXPERIENCE FACTOR.................................   2

VARIABLE INCOME PAYMENTS..........................   2

CALCULATING THE ANNUITY UNIT VALUE................   3

DISREGARDING VOTING INSTRUCTIONS..................   5

ADVERTISEMENT OF THE SEPARATE ACCOUNT.............   5

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT......   1

FINANCIAL STATEMENTS OF METLIFE................... F-1

APPENDIX A

PREMIUM TAX TABLE

If the annuitant is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.

                                                               INCOME ANNUITIES
                                                               ----------------

CALIFORNIA....................................................      2.35%

FLORIDA(1)....................................................      1.00%

MAINE.........................................................      2.00%

NEVADA........................................................      3.50%

PUERTO RICO(2)................................................      1.00%

SOUTH DAKOTA(3)...............................................      1.25%

WEST VIRGINIA.................................................      1.00%

WYOMING.......................................................      1.00%
--------
/1/ Annuity premiums are exempt from taxation provided the tax savings are passed back to the Contract holders. Otherwise, they are taxable at 1%.
/2/ The Company will not deduct premium taxes paid by it to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.
/3/ Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.

                          REQUEST FOR A STATEMENT OF
                   ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_]Metropolitan Life Separate Account E

[_]Metropolitan Series Fund

[_]Met Investors Series Trust

[_]I have changed my address. My current address is:




-----------------  Name    --------------------------------------------
(Contract Number)
                   Address --------------------------------------------

-----------------  zip     --------------------------------------------
   (Signature)




Metropolitan Life Insurance Company
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Attention: MetLife Settlement Plus(R)